United States Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 22, 2005
(Date of Report)
China 3C Group
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road, HangZhou City, Zhejiang Province, China (Address of principal executive offices)	310014 (Zip Code)
086-0571-88381700
(Registrant’s telephone number, including area code)
Sun Oil & Gas Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     A. Shenzhen Guarantee Contract
     On December 21, 2005, the Registrant entered into a guarantee contract with Shenzhen Shiji Ruicheng Guaranty and Investment Co. Ltd. (the “Guarantee Contract”). Pursuant to the terms of the Guarantee Contract, Shenzhen Shiji Ruicheng Guaranty and Investment Co. Ltd. (the “Guarantee Company”) provided the Registrant with certain guarantee services relating to the Merger Transaction (as defined below). In exchange for these services, the Registrant issued 2,256,795 shares of its common stock the Guarantee Company. There are no material relationships between the Registrant or its affiliates and Guarantee Company, other than in respect of the Guarantee Contract. A copy of the Guarantee Contract is filed as Exhibit 10.1 to this Current Report.
     B. Merger Agreement
     On December 21, 2005, the Registrant entered into an agreement and plan of merger with YX Acquisition Corporation (“YXAC”), Capital Future Development Limited (“CFDL”), Zhenggang Wang, Yimin Zhang, Weiyi Lv, Xiaochun Wang, Zhongsheng Bao, Simple (Hongkong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment & Consulting Limited and China US Bridge Capital Limited (the “Merger Agreement”). A copy of the Merger Agreement is filed as Exhibit 10.2 to this Current Report.
     The transaction described in the Merger Agreement is referred to in this Current Report as the “Merger Transaction.” A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Merger Agreement, which are incorporated herein by this reference.
          1. The Parties to the Merger Agreement
     Prior to the completion of the Merger Transaction on December 21, 2005, YXAC was a Nevada corporation and a wholly owned subsidiary of the Registrant.
     CFDL is a corporation formed under the laws of the British Virgin Island and a holding company that owns all of the issued and outstanding stock of Zhejiang Yong Xin Digital Technology Company Limited (“ZYXD”). ZYXD is a holding company organized under the laws of China, and it owns 90% of the issued and outstanding capital stock of each of Hangzhou Wang Da Electronics Company, Limited (“HWDA”) and Yiwu Yong Xin Telecommunication Company, Limited (“YYXC”), both of which are organized under the laws of China. HWDA and YYXC each own the remaining 10% of other’s issued and outstanding capital stock. HWDA and YYXC are operating companies. Additional information about HWDA and YYXC, including audited financial statements for the past two fiscal years, is contained elsewhere in this Current Report.

     Prior to the completion of the Merger Transaction on December 21, 2005, Zhenggang Wang, Yimin Zhang, Weiyi Lv, Xiaochun Wang, Zhongsheng Bao, Simple (Hongkong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment & Consulting Limited and China US Bridge Capital Limited were the shareholders of CFDL (the “CFDL Shareholders”). In addition, Zhenggang Wang is the sole director of CFDL.
          2. The Merger Transaction
     Pursuant to the Merger Agreement, YXAC merged with CFDL, with CFDL as the survivor of the merger. As a result of the Merger Transaction, CFDL became a wholly owned subsidiary of the Registrant, which, in turn, made the Registrant the indirect owner of the Chinese holding company ZYXD and its Chinese operating company subsidiaries, HWDA and YYXC.
          3. The Merger Consideration
     Under the Merger Agreement, in exchange of surrendering their shares in CFDL, the CFDL Shareholders received both stock consideration and cash consideration. The stock consideration consisted of 35,000,000 newly issued shares of the Registrant’s common stock, which were divided proportionally among the CFDL Shareholders in accordance with their respective ownership interests in CFDL immediately before the completion Merger Transaction. The cash consideration consisted of $500,000 in cash, again divided proportionally among the CFDL Shareholders in accordance with their respective ownership interests in CFDL immediately before the completion Merger Transaction and payable no later than the first anniversary of the Merger Transaction. The obligation to pay the cash consideration is evidenced by nine interest-free promissory notes between the Registrant and each of the CFDL Shareholders. The form of the promissory note is attached as an exhibit to the Merger Agreement.
          4. The Merger Agreement
     There was no delay between the signing of the Merger Agreement and the closing of the Merger Agreement; both occurred on December 21, 2005. The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration and the effect of the merger. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months.
          5. Material Relationships
     Since October 2005, Zhenggang Wang, a former shareholder of CFDL and its sole director, has served as the chairman of the board and the chief executive officer of the Registrant and has been a member of the board of directors of the Registrant (the “Board of Directors”). China US Bridge Capital Limited, a former shareholder of CFDL, has been a holder of the Registrant’s common stock since October 2005. Immediately prior to the Merger Transaction, it held approximately 4.6% of the Registrant’s issued and outstanding common stock.

     Apart from the aforementioned relationships, there were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On December 21, 2005, the Registrant entered into the Merger Agreement, pursuant to which the Registrant completed the Merger Transaction and acquired CFDL from the CFDL Shareholders and thereby indirectly acquired the Chinese holding company ZYXD and its Chinese operating company subsidiaries, HWDA and YYXC. Further information about the Merger Agreement and the Merger Transaction is provided above under Item 1.01 of this Current Report.
     In exchange for transferring CFDL to the Registrant, the CFDL Shareholders received stock consideration consisting of 35,000,000 newly issued shares of the Registrant’s common stock, which were divided proportionally among the CFDL Shareholders in accordance with their respective ownership interests in CFDL immediately before the completion Merger Transaction, and aggregate cash consideration of $500,000, again divided proportionally among the CFDL Shareholders in accordance with their respective ownership interests in CFDL immediately before the completion Merger Transaction and payable no later than the first anniversary of the Merger Transaction pursuant to nine interest-free promissory notes. Further information about the merger consideration is provided above under Item 1.01 of this Current Report.
     There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement and, regarding Zhenggang Wang, who was a CFDL Shareholder and who has, since October 2005, served as the chairman of the board and the chief executive officer of the Registrant and has been a member of the Board of Directors, and China US Bridge Capital Limited, which was also a CFDL Shareholder and which has been a holder of the Registrant’s common stock since October 2005, all as described above under Item 1.01 of this Current Report.
     The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately before the completion of the Merger Transaction. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Merger Transaction, with such information reflecting the Registrant and its securities upon consummation of the Merger Transaction.
     Pursuant to Item 5.01(a)(8) of Form 8-K, the information contained in Items 5 and 7 of Part II; and Item 13 of Part III of the Registrant’s Annual Report on Form 10-KSB for the fiscal years ended January 31, 2005 and 2004, as well as the information contained in Item 1 of Part I of the Registrant’s Quarterly Report on Form 10-QSB for the quarter ended October 31, 2005, is hereby incorporated by reference into this Current Report on Form 8-K under Item 2.01 hereof.

     A. Description of Business
     Zhejiang YongXin Digital Technology Co., Limited, or ZYXD, is organized under the laws of China. ZYXD owns 90% of the issued and outstanding capital stock of each of Hangzhou Wang Da Electronics Company Limited, or HWDA, and Yiwu Yong Xin Telecommunication Company Limited, or YYXC, both of which are organized under the laws of China. HWDA and YYXC each own the remaining 10% of other’s issued and outstanding capital stock.
     ZYXD is a large-scale enterprise integrating the selling, circulation and modern logistics of 3C products (communication products, information technology (“IT”) products and digital products) in China. YYXC is an authorized sales agent, focusing on the selling, circulation and modern logistics of fax machines and cord phone products in China. HWDA is an authorized sales agent focusing on the selling, circulation and modern logistics of cell phones, cell phones products, IT products (including notebook or laptop computers), and digital products (including digital cameras, digital camcorders, MP3 players, PDAs, flash disks, and removable hard disks) in China.
     ZYXD distributes products to both first and second tier retailers in China. First tier retailers are defined as large retailing business centers and second tier retailers are defined as small individual retail stores. ZYXD allocates its distribution channels according to the size and population of the cities in which the retailers are located, which mean that it distributes products mainly to second tier retailers in bigger Chinese cities that have larger populations and it distributes products to first tier retailers in smaller Chinese cities that have relatively smaller populations.
     ZYXD does not have a research and development department and does not initiate any advertising or promotion activities on the products because it is not the manufacturer. However, ZYXD coordinates with the promotional activities initiated or planned by the product manufacturers. ZYXD prefers to focus on circulation and distribution activity and thereby eliminate unnecessary expenses. ZYXD currently has 132 employees.
     ZYXD manages credit risk by having its own credit system with the retailer customers. ZYXD provides different policies or benefits on the payment and credit period according to different credit level of the customers.
     ZYXD strictly follows all the China state regulations regarding after sales services, including policies allowing products to be returned and exchanged within seven days, providing a one-year repair guarantee, and having specialists focus on after sales services.
     The main competitors of ZYXD include Hangzhou Guang Tong Company, Hangzhou Yin Dun Company, Hangzhou Qing Teng Company, Hangzhou Si Tong Company, and Zhejiang Shen You Electrical Appliance Company.
     The five largest suppliers for HWDA are Shenzhen Sang Da Hui Tong Electronics Company Limited, Shenzhen Yang Guang Xin Ke Digital Technology Company Limited, Shenzhen Jie Pu Lin Holding Company Limited, Shenzhen Lian Sheng (Shi Dai) Technology Company Limited, and Hangzhou Wei Hua Communication Equipment Company Limited. The

five largest customers for HWDA are Tai Zhou Yi Tong Communication Equipment Company Limited, Wen Zhou Heng Da Electronics Company Limited, Shao Xing Yin Hai Cell Phones Market, Shao Xing Peng Fei Communication Equipment Company Limited, and Ci Xi Guang Da Communication Equipment Company Limited.
     The five largest suppliers for YYXC are Guangdong Feng Da High Technology Company Limited, Hangzhou Sen Rui Da Trading Company Limited, Shanghai Rong Duo Trading Company Limited, Shanghai Zhong Fang Electronics Company Limited, and Ningbo Zhong Xun Electronics Company Limited. The five largest customers for YYXC are Shanghai Guo Mei Electrical Appliance Company Limited, Shanghai Jin Jiang Mai De Long Shopping Mall Company Limited, Tai Zhou Shi Road Qiao Bo Xiong Electrical Appliance Company Limited, Ningbo Hao You Duo Department Store Company Limited (Ningbo Branch), and An Qing Mei Sheng Communication (An Qing Heng Da Technology Company Limited).
     B. Plan of Operation
     Forward Looking Statements
     The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant’s capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “Intend”, “anticipate”, “believe”, estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology. Actual events or results may differ materially. The Registrant disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
     The Registrant became a holding company and has no significant business operations or assets other than its interest in Zhejiang Yong Xin Digital Technology Company, its accounting predecessor company. Zhejiang YongXin Digital Technology Co., Ltd is a large-scale enterprise integrating the selling, circulation and modern logistics of 3C products (i.e., communication products, IT products and digital products).
     The Registrant’s short to mid-term strategic plan is to focus on domestic market expansion. To achieve this goal, the Registrant plans to sell more new brand products and start moving into retailer business by establishing chain stores in eastern China. The Registrant’s long-term strategic goal is to be the leading operator of 3C products in China.
     The Registrant may issue additional shares of its capital stock to raise additional cash for working capital during the next twelve months. The Registrant has not decided on the amount of the cash needed for working capital at this point. Working capital will be used for expanding domestic market by establishing more sales points or own chain stores in eastern China, hiring more sales person, and expanding current distribution channels.

     C. Description of Property
     The assets of the Registrant and its subsidiaries on a consolidated, post-merger basis include cash, accounts receivable from customers, inventory of finished goods, prepaid expenses to suppliers, office equipments, and motor vehicles. The Registrant does not own any real estate properties; all of the properties are leased.
     HWDA has two physical locations in Hangzhou City; Room 402, Unit 2, Building 1, No. 356, HuShu Nan Road, HangZhou City, ZheJiang Province, China 310014 and Room 302 — 302, Unit 3, Building 28, Chuang Ji Xin Village, Hangzhou City, Zhejiang Province, China 310014. HWDA leases both locations. HWDA uses the first location as its office space and warehouse, and the other location for its staff quarters.
     YYXC has three physical locations in Yiwu City; 592 JiangDong Zhong Road, YiWu City, ZheJiang Province, China 322000, Room 501, No. 17, Lane 258, ZhuZHou Road, Yiwu City, ZheJiang Province, China 322000 and Room 402, No. 25, Lane 8, HeiLongJiang Road, Yiwu City, ZheJiang Province, China 322000. YYXC leases all three locations. YYXC uses the first location as its office space and warehouse, and the two other locations for its staff quarters.
     D. Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information, as of December 21, 2005, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

	Amount and Nature
	of Beneficial	Percentage of
Name and Address of Beneficial Owner (1)	Ownership	Common Stock
Zhenggang Wang	9,625,000	24.1%
Weiyi Lv	5,495,000	13.8%
Yimin Zhang	5,495,000	13.8%
Xiaochun Wang	4,130,000	10.4%
Wen-An Chen (2)	4,000,000	9.1%
Huoqing Yang (2)	4,000,000	9.1%
Zhongsheng Bao	2,730,000	6.8%
Shenzhen Shiji Ruicheng Guaranty and Investment Co. Ltd.	2,256,795	5.7%
First Capital Limited	2,065,000	5.2%
Simple (Hongkong) Investment & Management Company Ltd.	1,995,000	5.0%
Jian Liu	0	—
Jimei Liu	0	—
All directors and executive officers as a group (3 persons)	9,625,000	24.1%

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Unless otherwise indicated in the footnotes to the table, the address for each shareholder is c/o: 368 HuShu Nan Road, HangZhou City, Zhejiang Province, China 310014. Percentages of less than one percent have been omitted from the table. The information in the table reflects the 1-for-20 reverse stock split effected by the Registrant on December 19, 2005.

(2)	Wen-An Chen and Huoqing Yang have joint ownership of a warrant to purchase 4,000,000 shares of the Registrant’s common stock, which is exercisable immediately at an exercise price of $0.10 per share. The ownership percentage for Wen-An Chen and Huoqing Yang assumes the full exercise of the warrant, but the shares acquirable upon such exercise have been included in the denominator for the purpose of calculating the ownership percentage only for Wen-An Chen and Huoqing Yang.
     Change in Control Arrangements
     There are currently no arrangements that would result in a change in control of the Registrant.
     E. Directors and Executive Officers, Promoters and Control Persons
     Zhenggang Wang
     Mr. Wang, aged 37, is the Registrant’s chairman and chief executive officer and a member of its Board of Directors. He is also the founder, chairman and chief executive officer of ZYXD, a holding company established in 2005 for the purpose of holding HWDA and YYXC, both of which are based in China. Mr. Wang established YYXC in 1997, and he serves as its chairman and chief executive officer. YYXC’s main operating business is distributing facsimile machines and cord telephones. In May 1999, Mr. Wang established HWDA, which is in the business of distributing cellular telephone phones. Mr. Wang is the chairman and chief executive officer of HWDA.
     Mr. Wang does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Wang and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. Other than the Merger Transaction, which is discussed above under Item 1.01 of this Current Report, during the last two years, there have been no transactions to which the Registrant was a party in which Mr. Wang (or any member of his immediate family) had a direct or indirect material interest.
     Jimei Liu
     Ms. Liu, aged 34, is a member of the Board of Directors. Ms. Liu currently serves as the senior manager of the human resources and administration department of ZYXD, a position she assumed in January 2005. Prior to that, from 2000 until December 2004, Ms. Liu served in a variety of supervisory positions with UTStarcom (China) Co., Ltd., including senior business human relations manager and national recruiting manager. From 1996 to 2000, Ms. Liu was a human resources supervisor for Tinghsin Food Group.

     Ms. Liu does not hold any other directorships with reporting companies in the United States. There are no family relationships between Ms. Liu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. Other than the Merger Transaction, which is discussed above under Item 1.01 of this Current Report, during the last two years, there have been no transactions to which the Registrant was a party in which Ms. Liu (or any member of her immediate family) had a direct or indirect material interest.
     Jian Liu
     Mr. Liu, aged 33, is the chief financial officer of the Registrant. He is also the chief financial officer of ZYXD, a position he has held since 2002. Prior to that, from 1998 to 2002, Mr. Liu was the chief financial officer of Beijing Liao Hua Group, a Chinese company that produces steel products.
     Mr. Liu does not hold any directorships with reporting companies in the United States. There are no family relationships between Mr. Liu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. Other than the Merger Transaction, which is discussed above under Item 1.01 of this Current Report, during the last two years, there have been no transactions to which the Registrant was a party in which Mr. Liu (or any member of his immediate family) had a direct or indirect material interest.
     F. Executive & Director Compensation
     Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the fiscal years ended January 31, 2004, 2003 and 2002, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

		Annual Compensation				Long Term Compensation
						Restricted		LTIP
					Other Annual	Stock	Options/	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	($)	Compensation
Peter G.	President	2004	$40,000	0	0	0	0	0	0
Wilson	CEO	2003	$0	0	0	0	0	0	0
		2002	$0	0	0	0	0	0	0
Gary	Former	2004	$40,000	0	0	0	0	0	0
Cambell	President	2003	$0	0	0	0	0	0	0
		2002	$0	0	0	0	0	0	0
Kevin Polis	Former	2004	$0	0	0	0	0	0	0
	President	2003	$0	0	0	0	0	0	0
		2002	$0	0	0	0	0	0	0
Mark Zouvas	Former	2004	—	—	—	—	—	—	—
	President	2003	—	—	—	—	—	—	—
		2002	$165,000	0	0	0	0	0	0

     To date, no compensation has been awarded to, earned by or paid to either Zhenggang Wang or Jian Liu, in their respective capacities as chairman of the board and chief executive officer and chief financial officer of the Registrant, respectively.
     The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.
     G. Certain Relationships and Related Transactions
     Please see the information set forth below above Item 1.01 of this Current Report, as well as the information set forth under Item 5.01 and Item 5.02 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2005.
     Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.
     H. Description of Securities
     Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.
I.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
     The Registrant’s common stock is traded on the OTCBB under the symbol “CHCG.OB.” Prior to December 19, 2005, the Registrant’s common stock was traded on the OTCBB under the symbol “SUNO.OB.” As of December 20, 2005, the high and low bid price for the Registrant’s common stock was $0.10 per share. There is currently no active trading market in the Registrant’s common stock. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
     Pursuant to Item 5.01(a)(8) of Form 8-K, the information contained in Item 5(b) of Part II of the Registrant’s Annual Report on Form 10-KSB for the fiscal years ended January 31, 2005 and 2004 is hereby incorporated herein by this reference.

     As of the close of business on December 20, 2005, there were approximately 80 holders of record of the Registrant’s common stock.
     The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2005 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.
     J. Legal Proceedings
     Neither the Registrant nor its property is a party to any pending legal proceeding.
     K. Changes in and Disagreements with Accountants
     Please see the information set forth below under Item 4.01 of this Current Report, which information is incorporated hereunder by this reference.
     L. Recent Sales of Unregistered Securities
     Please see the information set forth below under Item 3.02 of this Current Report, as well as the information set forth under Item 3.02 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2005, all of which information is incorporated hereunder by this reference.
     M. Indemnification of Directors and Officers
     The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.
Item 3.02 Unregistered Sales of Equity Securities.
     A. Issuance Pursuant to the Guarantee Contract
     On December 21, 2005, the Registrant issued 2,256,795 shares of its common stock to the Guarantee Company. The shares was issued as consideration for guarantee services relating to the Merger Transaction pursuant to the Guarantee Contract, which is described above under Item 1.01 of this Current Report. The parties used a valuation of $0.10 per share for the issuance.
          1. Section 4(2) of the Securities Act
     The shares were issued to the Guarantee Company without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration “transactions by an issuer not involving any public offering.” To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment’s economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.
     The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of its common stock to the Guarantee Company. Specifically, (1) the Registrant has determined that the Guarantee Company is knowledgeable and experienced in finance and business matters and thus he is able to evaluate the risks and merits of acquiring the Registrant’s common stock; (2) the Guarantee Company has advised the Registrant that he is able to bear the economic risk of purchasing the common stock; (3) the Registrant has provided the Guarantee Company with access to the type of information normally provided in a prospectus; (4) pursuant to the Guarantee Contract, the Guarantee Company has agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the offering.
          2. Regulation S under the Securities Act
     In addition, the shares were issued to the Guarantee Company without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. Regulation S is available only for offers and sales of securities made entirely outside the United States. These transactions are referred to as “offshore transactions,” and pursuant to Regulation S offshore transactions are not subject to Section 5 of the Securities Act. Offshore transactions include offers and sales of securities by a registrant located in the United States to persons located outside the United States.
     The Registrant, which is located in the United States, believes that the issuance of its common stock to the Guarantee Company constituted an offshore transaction. The Guarantee Company is a resident of China. At the time the Registrant offered to issue its shares to the Guarantee Company, the Guarantee Company was located in China. Furthermore, at the time the Registrant issued its common stock to the Guarantee Company, the Registrant reasonably believed that the Guarantee Company was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act.
     B. Issuance Pursuant to the Merger Agreement
     On December 21, 2005, the Registrant issued 35,000,000 shares of its common stock to the CFDL Shareholders. The shares were issued as consideration in the Merger Transaction pursuant to the Merger Agreement, which is described above under Item 1.01 of this Current Report. The parties used a valuation of $0.10 per share for the issuance.
          1. Section 4(2) of the Securities Act
     The shares were issued to the CFDL Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.

     The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the CFDL Shareholders. Specifically, (1) the Registrant has determined that the CFDL Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant’s securities; (2) the CFDL Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant’s common stock; (3) the Registrant has provided the CFDL Shareholders with access to the type of information normally provided in a prospectus; (4) pursuant to the Merger Agreement, the CFDL Shareholders have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.
          2. Regulation S under the Securities Act
     In addition, the shares were issued to certain of the CFDL Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. The relevant requirements to qualify to use this exemption are described above.
     The Registrant, which is located in the United States, believes that the issuance of its common stock to Yimin Zhang, Weiyi Lv, Xiaochun Wang, Zhongsheng Bao, Simple (Hongkong) Investment & Management Company Limited, First Capital Limited and Shenzhen Dingyi Investment & Consulting Limited (the “Offshore CFDL Shareholders”) constituted an offshore transaction. Each of the Offshore CFDL Shareholders is a resident of China. At the time the Registrant offered to issue its shares to the Offshore CFDL Shareholders, each of the Offshore CFDL Shareholders was located in China. Furthermore, at the time the Registrant issued its common stock to the Offshore CFDL Shareholders, the Registrant reasonably believed that each of the Offshore CFDL Shareholders was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuances to the Offshore CFDL Shareholders.
Item 4.01 Changes in Registrant’s Certifying Accountant.
     A. Dismissal of Chisholm, Bierwolf & Nilson, LLP
     On December 19, 2005, the Company dismissed Chisholm, Bierwolf & Nilson, LLP (“CBN”) as its principal independent accountant. CBN’s report on the Company’s financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion. The Board of Directors approved the decision to dismiss CBN as the Company’s principal independent accountant. During the Company’s two most recent fiscal years and through the date of CBN’s dismissal, there were no disagreements with CBN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CBN, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     As of the date of this Current Report, the Company has provided CBN with a copy of the disclosures it is making in response to this Item 4.01. The Company has requested that CBN furnish, and CBN has furnished, a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 of this Current Report and, if not, stating the respects in which it does not agree (the “CBN Letter”). A copy of the CBN Letter is filed as Exhibit 16.1 to this Current Report.
     B. Engagement of Kabani & Company, Inc.
     On December 19, 2005, the Company retained Kabani & Company, Inc. to serve as the Company’s principal independent accountant.
Item 5.01 Changes in Control of Registrant.
     Immediately prior to the completion of the Merger Transaction, Hanzhong Fang and China U.S. Bridge Capital, Ltd. controlled the Registrant by virtue of their holdings in the Registrant’s common stock. With the completion of the Merger Transaction, Zhenggang Wang controls the Registrant.
     For information about the Merger Transaction and Mr. Wang’s connection therewith, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 19, 2005, the Board of Directors adopted resolutions changing the Company’s fiscal year end from January 31st to December 31st, effective as of December 31, 2005. The Company will file a transition report on Form 10-KSB for the transition period from January 31, 2005 to December 31, 2005.
Item 5.06 Change in Shell Company Status.
     The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Merger Transaction. As a result of the Merger Transaction, the Registrant has acquired subsidiaries that possess operating businesses. Consequently, the Registrant believes that the Merger Transaction has caused it to cease to be a shell company. For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The following financial statements are hereby included as part of this Current Report.
Capital Future Development Limited and Subsidiaries
Condensed Consolidated Statement of Financial Position at September 30, 2005
Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005
Condensed Consolidated Statement of Cash Flow for the Nine Months Ended September 30, 2005
Condensed Consolidated Statement of Changes in Stockholders’ Equity for the
Nine Months Ended September 30, 2005
Notes to Condensed Consolidated Financial Statements
Hangzhou Wang Da Electronics Company Limited
Report of Independent Registered Public Accounting Firm
Statement of Financial Position at December 31, 2004 and 2003
Statements of Operations for the Years Ended December 31, 2004 and 2003
Statements of Cash Flows for the Years Ended December 31, 2004 and 2003
Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2004 and 2003
Notes to Financial Statements
Yiwu Yong Xin Telecommunication Company Limited
Report of Independent Registered Public Accounting Firm
Statement of Financial Position at December 31, 2004 and 2003
Statements of Operations for the Years Ended December 31, 2004 and 2003
Statements of Cash Flows for the Years Ended December 31, 2004 and 2003
Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2004 and 2003
Notes to Financial Statements

(b) Pro Forma Financial Information.
The following financial statements are hereby included as part of this Current Report.
China 3C Group
Unaudited Pro Forma Condensed Combined Statement of Financial Position as of December 31, 2005
Unaudited Pro Forma Condensed Combined Statement of Financial Position as of December 31, 2004
(d) Exhibits.
10.1	Guarantee Contract between the Registrant and Shenzhen Shiji Ruicheng Guaranty and Investment Co. Ltd., dated as of December 21, 2005.

10.2	Agreement and Plan of Merger, dated as of December 21, 2005, among the Registrant, YX Acquisition Corporation, Capital Future Development Limited, Zhenggang Wang, Yimin Zhang, Weiyi Lv, Xiaochun Wang, Zhongsheng Bao, Simple (Hongkong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment & Consulting Limited and China US Bridge Capital Limited.

16.1	Letter from Chisholm, Bierwolf & Nilson, LLP to the Securities and Exchange Commission, dated as of December 21, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2005	CHINA 3C GROUP
/s/ Zhenggang Wang
Zhenggang Wang
Chairman of the Board & Chief Executive Officer

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF FINANCIAL POSITION
SEPTEMBER 30, 2005

ASSETS
Current Assets
Cash and cash equivalents	$2,028,353
Accounts receivable, net	834,313
Inventory	212,592
Prepaid expenses	692,739

Total Current Assets	3,767,997

Fixed Assets, net	47,998

Total Fixed Assets	47,998

Other Assets
Deposits	921

Total Other Assets	921

Total Assets	$3,816,916

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$134,643
Advance receipts	178,049
Income tax payable	245,019
Current portion, long-term debt	9,858

Total Current Liabilities	567,569
Long-term debt, net of current portion	428

Total Liabilities	567,997

Stockholders’ Equity
Registered share capital	50,000
Capital surplus	1,512,500
Subscription receivable	(50,000)
Statutory reserve	70,379
Other comprehensive income	63,762
Retained earnings	1,602,278

Total Stockholders’ Equity	3,248,919

Total Liabilities and Stockholders’ Equity	$3,816,916

See Accompanying Notes and Auditor’s Report

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

Sales, net	$24,485,383
Cost of sales	21,161,422

Gross profit	3,323,961

General and administrative expenses	659,257

Income from operations	2,664,704

Other (Income) Expense
Interest income	(3,829)
Reserve for bad debt	45,426
Other expense	17,318
Interest expense	525

Total Other (Income) Expense	59,440

Income before income taxes	2,605,264

Provison for income taxes	865,984

Net income	$1,739,280

Net income per share (basic and diluted)
Basic	$34.79
Diluted	$34.79
See Accompanying Notes and Auditor’s Report

3

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,739,280

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,043
Bad debt	45,538
Translation adjustment	58,055
Cash acquired in acquisition	469,658
Decrease (Increase) in receivables	(272,415)
Decrease (Increase) in inventory	(41,723)
Decrease (Increase) in prepaid expenses	(604,365)
Decrease (Increase) in deposits	354
(Decrease) Increase in accounts payable and accrued expenses	(239,183)
(Decrease) Increase in advance receipts	178,049
(Decrease) Increase in income tax payable	148,722

Total Adjustments	(244,266)

Net cash provided by operations	1,495,014

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(2,342)

Net cash (used in) investing activities	(2,342)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(520,300)
Proceeds on loan from related parties	96,800
Payments on loan from related parties	(243,413)
Payments on note payable	(7,406)

Net cash (used in) financing activities	(674,319)

Net change in cash and cash equivalents	818,353
Cash and cash equivalents at beginning of year	1,210,000

Cash and cash equivalents at end of period	$2,028,353

Supplemental cash flows disclosures:
Income tax payments	$717,965

Interest payments	$525

See Accompanying Notes and Auditor’s Report

4

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
SEPTEMBER 30, 2005

Registered share capital
Balance at beginning of year	$0
Common stock issued	50,000

Balance at end of period	50,000

Capital surplus
Balance at beginning of year	0
Acquistion of subsidiaries	1,512,500

Balance at end of period	1,512,500

Subscription receivable
Balance at beginning of year	0
Common stock issued	(50,000)

Balance at end of period	(50,000)

Statutory reserve
Balance at beginning of year	0
Acquistion of subsidiaries	70,379

Balance at end of period	70,379

Other comprehensive income
Balance at beginning of year	0
Translation adjustment	63,762

Balance at end of period	63,762

Retained earnings
Balance at beginning of year	383,298
Dividend paid	(520,300)
Net income	1,739,280

Balance at end of period	1,602,278

Total stockholders’ equity at end of period	$3,248,919

See Accompanying Notes and Auditor’s Report

5

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note A — ORGANIZATION
Capital Future Developments Limited (“Capital”) was incorporated on July 22, 2004 under the laws of the British Virgin Islands. Zhejiang Yong Xin Digital Technology Limited (“Zhejiang”) was incorporated under the laws of the Peoples’ Republic of China. Hangzhou Wang Da Electronics Co., Limited (“Wang Da”), was legally established on March 30, 1998 under the laws of the Peoples’ Republic of China. Yiwu Yong Xin Communication Co., Limited (“Yiwu”), was legally established on July 18, 1997 under the laws of the Peoples’ Republic of China. Capital owns 100% of the outstanding shares of Zhejiang. Zhejiang owns 90% and Yiwu owns 10% of Wang Da. Zhejiang owns 90% and Wang Da owns 10% of Yiwu. Collectively the four corporations are referred to herein as the “Company”.
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Unaudited Interim Financial Information
The accompanying financial statements have been prepared by Capital pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) Item 310 of Regulation S-B and generally accepted accounting principles for interim financial reporting. These financial statements are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring adjustments and accruals) necessary for a fair presentation of the statement of financial position, operations, and cash flows for the periods presented. Operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the year ended December 31, 2005, or any future period, due to seasonal and other factors. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting policies have been omitted. These financial statements should be read in conjunction with the December 31, 2004 audited financial statements and accompanying notes.
Basis of Consolidation
The consolidated financial statements for 2005 include the accounts of Capital and its subsidiaries Zhejiang, Wang Da and Yiwu. All material intercompany accounts, transactions and profits have been eliminated in consolidation.
Revenue Recognition
Revenue from sales of products to customers is recognized upon shipment or when title passes to customers based on the terms of the sales, and is recorded net of returns, discounts and allowances.
Risks and Uncertainties
The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

6

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Contingencies
Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.
If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.
Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.
Allowance for Doubtful Accounts
We have made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts.
Fixed Assets
Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

Furniture and Fixtures	5 years
Equipment	5 years
Computer Hardware and Software	5 years
Automobile	5 to 10 years

7

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fair Value of Financial Instruments
Our Company measures its financial assets and liabilities in accordance with GAAP. For certain of the Company’s financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt and revolving credit facility also approximate fair value because interest rates and terms offered to the Company are at current market rates.
Exchange Gain (Loss):
During the nine months ended September 30, 2005 the transactions of the Company were denominated in foreign currency and were recorded in Chinese Yuan Renminbi (CNY) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.
Translation Adjustment
As of September 30, 2005, the transactions of the Company and its financial statements were expressed in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity.
As of September 30, 2005 the exchange rates between CNY and the USD was CNY$1=USD$0.1238. The weight-average rate of exchange between CNY and USD was CNY$1 = USD$0.12168. . Total translation adjustment recognized for the period ended September 30, 2005 is $63,762.
Statement of Cash Flows
In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

8

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.
Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.
Inventory
Inventory is valued at the lower of cost or market. Cost is determined on the weighted average method. As of September 30, 2005, inventory consisted of finished goods.
Advertising
Advertising costs are expensed in the period incurred.
Income Taxes
Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.
Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, “Accounting for Income Taxes.” As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.
Earnings Per Share
The Company uses SFAS No. 128, “Earnings Per Share,” for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.

9

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
New Accounting Pronouncements
In January 2003, The Financial Accounting Standards Board (FABB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN46”). This interpretation of Accounting Research Bulletin No. 51, requires companies to consolidate the operations of all variable interest entities (“VIE’s”) for which they are the primary beneficiary. The term “primary beneficiary” is defined as the entity that will absorb a majority of expected losses, receive a majority of the expected residual returns, or both. This interpretation was later revised by the issuance of Interpretation No. 46R (“FIN 46R”). The revision was issued to address certain implementation issues that had arisen since the issuance of the original interpretation and to provide companies with the ability to defer the adoption of FIN46 to period after March 15, 2004. The implementation of FIN No. 46 and FIN 46R, had no material impact on the Company’s financial statements.
In September 2004, the EITF Issue No. 04-08, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share.” (“EITF 04-08”) was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004. The adopted EITF 04-08 will have no material impact on the Company’s financial statements.
On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), ‘‘Share-Based Payment’’ (‘‘SFAS 123R’’), which replaces SFAS No. 123, ‘‘Accounting for Stock-Based Compensation’’ (‘‘SFAS 123’’) and supercedes APB Opinion No. 25, ‘‘Accounting for Stock Issued to Employees.’’ SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a new rule that amends the compliance date of SFAS 123R, requiring the Company to adopt SFAS 123R in the first quarter of fiscal 2006. The new rule does not change the accounting required by SFAS 123R, it only changes the date for compliace. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. Under SFAS 123R, The Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company is evaluating the requirements of SFAS 123, and it expects that the adoption of SFAS 123R will have no material impact on the Company’s financial statements.

10

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
In May 2005, FASB issued FASB Statement 154, “Accounting Changes and Error Corrections — a replacement of APB Opinion No. 20 and FASB Statement No. 3” (“FAS 154”). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods’ financial statements of (1) all voluntary changes in accounting principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after December 15, 2005.
Note C — CASH
The Company maintains its cash balances at various banks in China. The Company limits its exposure to credit loss by depositing its cash and cash equivalents with financial institutions in the PRC which are believed by management to be of high quality and financially secure. As of September 30, 2005 approximately $2,022,182 was uninsured in the PRC bank.
Note D — FIXED ASSETS
Fixed assets consist of the following:

September 30, 2005
Office equipment	$43,348
Automobile	97,605

$140,953

Accumulated depreciation	(92,955)

$47,998

11

CAPITAL FUTURE DEVELOPMENTS LIMITED AND SUBSIDIARIES
NOTES TO THE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2005
Note E — INCOME TAXES
The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.
Income tax provision for the nine months ended September 30, 2005:

Provision for PRC Income and Local Taxes	$865,984

PRC Income Tax Rate	33%

Note F — COMMITMENTS
Operating Lease
The Company leases various office facilities under operating leases that terminate on various dates. Rental expense for these leases consisted of $26,309 for the nine months ended September 30, 2005. The Company has future minimum lease obligations as follows as of September 30, 2005:
Period ending

2006	$6,972

Total	$6,972

Note G — DEBTS
At September 30, 2005, the Company had secured notes payable to a bank in China, interest at 4.941% per annum, due on August 12, 2006 in the amount of $4,854.
At September 30, 2005, the Company had secured notes payable to a bank in China, interest at 4.941% per annum, due on November 20, 2006 in the amount of $5,432.
Note H — FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.
The carrying amounts of the Company’s long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.

12

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003

1

LICHTER, YU & ASSOCIATES
CERTIFIED PUBLIC ACCOUNTANTS

LOS ANGELES:	SAN DIEGO:
16133 VENTURA BOULEVARD	9191 TOWNE CENTRE DRIVE
SUITE 520	SUITE 406
ENCINO, CA 91436	SAN DIEGO, CA 92122
(818) 789-0265 TELEPHONE	(858) 320-2808 TELEPHONE
(818) 784-3292 FACSIMILIE	(858) 320-2828 FACSIMILIE
INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Stockholders
     HANGZHOU WANG DA ELECTRONIC CO., LIMITED
Zhejiang, China
We have audited the accompanying statements of financial position of Hangzhou Wang Da Electronics Co., Limited (“the Company”) as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hangzhou Wang Da Electronics Co., Limited as of December 31, 2004 and 2003, and the related statements of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Lichter, Yu & Associates

December 1, 2005
San Diego, California
MEMBER
CALIFORNIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

HANZHOU WONG DA ELECTRICS LTD.
STATEMENTS OF FINANCIAL POSITION

	December 31, 2004	December 31, 2003
ASSETS
Current Assets
Cash and cash equivalents	$77,090	$12,421
Accounts receivable, net	34,520	21,638
Inventory	31,397	16,548
Loan receivable, related party	96,800	6,539
Prepaid expenses	74,963	5,042

Total Current Assets	314,770	62,188

Fixed Assets, net	17,179	20,351

Total Fixed Assets	17,179	20,351

Other Assets
Deposits	1,275	2,178

Total Other Assets	1,275	2,178

Total Assets	$333,224	$84,717

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$21,152	$11,680
Loan payable to related parties	248,413	726,363
Current portion, long-term debt	4,713	4,487

Total Current Liabilities	274,278	742,530
Long-term debt, net of current portion	4,109	8,823

Total Liabilities	278,387	751,353

Stockholders’ Equity
Registered share capital	60,500	60,500
Retained (deficit)	(5,663)	(727,136)

Total Stockholders’ Equity	54,837	(666,636)

Total Liabilities and Stockholders’ Equity	$333,224	$84,717

See Accompanying Notes and Auditor’s Report

3

HANZHOU WONG DA ELECTRICS LTD.
STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31, 2004	December 31, 2003
Sales, net	$7,816,661	$245,102
Cost of sales	6,985,571	182,820

Gross profit	831,090	62,282

General and administrative expenses	104,938	46,689

Income from operations	726,152	15,594

Other (Income) Expense
Interest income	(1,437)	(79)
Reserve for bad debt	5,314	603
Other expense	245	219
Interest expense	557	114

Total Other (Income) Expense	4,679	857

Income before income taxes	721,474	14,736

Provison for income taxes	0	0

Net income	$721,474	$14,736

Net income per share (basic and diluted)
Basic	$11.93	$0.24
Diluted	$11.93	$0.24
See Accompanying Notes and Auditor’s Report

4

HANZHOU WONG DA ELECTRICS LTD.
STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31, 2004	December 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$721,474	$14,736

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4,755	1,778
Bad debt	5,314	603
Decrease (Increase) in receivables	(18,196)	(3,580)
Decrease (Increase) in inventory	(14,849)	(2,299)
Decrease (Increase) in prepaid expenses	(69,921)	(5,041)
Decrease (Increase) in deposits	903	(1,936)
(Decrease) Increase in accounts payable and accrued expenses	9,472	(12,134)

Total Adjustments	(82,523)	(22,609)

Net cash provided by (used in) operations	638,951	(7,873)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(1,583)	(20,547)

Net cash (used in) investing activities	(1,583)	(20,547)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of note payable	0	14,036
Proceeds on loan from related parties	127,539	84,700
Payments on loan from related parties	(695,750)	(79,139)
Payments on note payable	(4,488)	(726)

Net cash (used in) provided by financing activities	(572,699)	18,871

Net change in cash and cash equivalents	64,668	(9,549)

Cash and cash equivalents at beginning of year	12,421	21,969

Cash and cash equivalents at end of year	$77,090	$12,421

Supplemental cash flows disclosures:

Income tax payments	$0	$0

Interest payments	$557	$114

See Accompanying Notes and Auditor’s Report

5

HANZHOU WONG DA ELECTRICS LTD.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

	For the Years Ended
	December 31, 2004	December 31, 2003
Registered share capital
Balance at beginning of year	$60,500	$60,500
Common stock issued	0	0

Balance at end of year	60,500	60,500

Retained earnings (deficit)
Balance at beginning of year	(727,136)	(741,872)
Net income	721,474	14,736

Balance at end of year	(5,663)	(727,136)

Total stockholders’ equity at end of year	$54,837	($666,636)

See Accompanying Notes and Auditor’s Report

6

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note A — ORGANIZATION
Hangzhou Wang Da Electronics Co., Limited, was legally established on March 30, 1998 under the laws of the Peoples’ Republic of China. When used in these notes, the terms “Company,” “we,” “our,” or “us” mean Hangzhou Wang Da Electronics Co., Limited.
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Revenue from sales of products to customers is recognized upon shipment or when title passes to customers based on the terms of the sales, and is recorded net of returns, discounts and allowances.
Risks and Uncertainties
The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.
Contingencies
Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.
If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.
Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

7

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.
Allowance for Doubtful Accounts
We have made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts.
Fixed Assets
Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

Furniture and Fixtures	5 years
Equipment	5 years
Computer Hardware and Software	5 years
Automobile	5 to 10 years
Fair Value of Financial Instruments
Our Company measures its financial assets and liabilities in accordance with GAAP. For certain of the Company’s financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt and revolving credit facility also approximate fair value because interest rates and terms offered to the Company are at current market rates.
Exchange Gain (Loss):
During the years ended December 31, 2004 and 3003, the transactions of the Company were denominated in foreign currency and were recorded in Chinese Yuan Renminbi (CNY) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

8

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Translation Adjustment
As of December 31, 2004 and 2003, the transactions of the Company and its financial statements were expressed in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity.
As of December 31, 2004 and 2003 the exchange rates between CNY and the USD was CNY$1=USD$0.1210. The weight-average rate of exchange between CNY and USD was CNY$1 = USD$0.1210.
Statement of Cash Flows
In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.
Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.
Inventory
Inventory is valued at the lower of cost or market. Cost is determined on the weighted average method. As of December 31, 2004 and 2003, inventory consisted solely of finished goods.
Advertising
Advertising costs are expensed in the year incurred.

9

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Income Taxes
Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.
Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, “Accounting for Income Taxes.” As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.
Earnings Per Share
The Company uses SFAS No. 128, “Earnings Per Share,” for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.
New Accounting Pronouncements
In January 2003, The Financial Accounting Standards Board (FABB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN46”). This interpretation of Accounting Research Bulletin No. 51, requires companies to consolidate the operations of all variable interest entities (“VIE’s”) for which they are the primary beneficiary. The term “primary beneficiary” is defined as the entity that will absorb a majority of expected losses, receive a majority of the expected residual returns, or both. This interpretation was later revised by the issuance of Interpretation No. 46R (“FIN 46R”). The revision was issued to address certain implementation issues that had arisen since the issuance of the original interpretation and to provide companies with the ability to defer the adoption of FIN46 to period after March 15, 2004. The implementation of FIN No. 46 and FIN 46R, had no material impact on the Company’s financial statements.
In September 2004, the EITF Issue No. 04-08, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share.” (“EITF 04-08”) was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004. The adopted EITF 04-08 will have no material impact on the Company’s financial statements.

10

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), which replaces SFAS No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”) and supercedes APB Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a new rule that amends the compliance date of SFAS 123R, requiring the Company to adopt SFAS 123R in the first quarter of fiscal 2006. The new rule does not change the accounting required by SFAS 123R, it only changes the date for compliace. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. Under SFAS 123R, The Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company is evaluating the requirements of SFAS 123, and it expects that the adoption of SFAS 123R will have no material impact on the Company’s financial statements.
In May 2005, FASB issued FASB Statement 154, “Accounting Changes and Error Corrections — a replacement of APB Opinion No. 20 and FASB Statement No. 3” (“FAS 154”). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods’ financial statements of (1) all voluntary changes in accounting principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after December 15, 2005.
Note C — CASH
The Company maintains its cash balances at various banks in China. The Company limits its exposure to credit loss by depositing its cash and cash equivalents with financial institutions in the PRC which are believed by management to be of high quality and financially secure. As of December 31, 2004 and 2003 approximately $12,166 and $6,402, respectively, was uninsured in the PRC banks.

11

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note D — FIXED ASSETS
Fixed assets consist of the following:

	2004	2003
Office equipment	$8,298	$6,716
Automobile	22,264	22,264

	$30,562	$28,980
Accumulated depreciation	(13,383)	(8,628)

	$17,179	$20,351

Note E — INCOME TAXES
The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.
Income tax provision for the year ended December 31, 2004 and 2003:

	2004	2003
Provision for PRC Income and Local Taxes	$0	$0

PRC Income Tax Rate	33%	33%

Note F — RELATED PARTY TRANSACTION
Throughout the history of the Company, certain members of the Board of Directors, stockholders and general management have made loans to the Company to cover operating expenses or operating deficiencies. The Company has also loaned money to relatives and associates of the major stockholder of the Company. These amounts do not bear interest and are not collateralized.
At December 31, 2003 the Company had a non interest-bearing loan to an employee of the Company in the amount of $6,539.
At December 31, 2004 the Company had a non interest-bearing loan to the general manager of the Company in the amount of $96,800.
At December 31, 2004 and 2003 the Company had a non interest-bearing loan from a shareholder of the Company in the amount of $248,413 and 726,363, respectively.

12

HANGZHOU WANG DA ELECTRONIC CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note G — COMMITMENTS
Operating Lease
The Company had one office facility under an operating lease that terminates in August 2006. Rental expense for this lease consisted of $7,365 and $5,485, repectively for the year ended December 31, 2004 and 2003. The Company has future minimum lease obligations as follows as of December 31, 2004:
Year ending

2005	$5,082
2006	3,388

Total	$8,470

Note H — DEBTS
At December 31, 2004 and 2003, the Company had a secured notes payable to a bank in China, interest at 4.941% per annum, due on November 20, 2006 in the amount of $8,822 and $13,310, repectively.
Note I — FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.
The carrying amounts of the Company’s long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.

13

YIWU YONG XIN COMMUNICATION CO., LIMITED
FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003

YIWU YONG XIN COMMUNICATION CO., LIMITED
FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003

1

LICHTER, YU & ASSOCIATES
CERTIFIED PUBLIC ACCOUNTANTS

LOS ANGELES:	SAN DIEGO:
16133 VENTURA BOULEVARD	9191 TOWNE CENTRE DRIVE
SUITE 520	SUITE 406
ENCINO, CA 91436	SAN DIEGO, CA 92122
(818) 789-0265 TELEPHONE	(858) 320-2808 TELEPHONE
(818) 784-3292 FACSIMILIE	(858) 320-2828 FACSIMILIE
INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Stockholders
     Yiwu Yong Xin Communication Co., Limited
Zhejiang, China
We have audited the accompanying statements of financial position of Yiwu Yong Xin Communication Co., Limited (“the Company”) as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Yiwu Yong Xin Communication Co., Limited as of December 31, 2004 and 2003, and the related statements of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Lichter, Yu & Associates

December 1, 2005
San Diego, California
MEMBER
CALIFORNIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

YIWU YONG XIN COMMUNICATION CO. LIMITED
STATEMENTS OF FINANCIAL POSITION

	December 31, 2004	December 31, 2003
ASSETS
Current Assets
Cash and cash equivalents	$392,568	$405,252
Accounts receivable, net	572,916	609,692
Inventory	139,472	237,222
Prepaid expenses	13,411	14,950

Total Current Assets	1,118,367	1,267,116

Fixed Assets, net	40,415	52,764

Total Fixed Assets	40,415	52,764

Total Assets	$1,158,782	$1,319,880

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$352,676	$550,036
Income tax payable	96,297	0
Loan payable to related parties	0	1,439,900
Current portion, long-term debt	4,998	4,758

Total Current Liabilities	453,971	1,994,694
Long-term debt, net of current portion	3,472	8,470

Total Liabilities	457,443	2,003,164

Stockholders’ Equity
Registered share capital	242,000	242,000
Statutory reserve	70,379	0
Retained earnings	388,960	(925,284)

Total Stockholders’ Equity	701,339	(683,284)

Total Liabilities and Stockholders’ Equity	$1,158,782	$1,319,880

See Accompanying Notes and Auditor’s Report

YIWU YONG XIN COMMUNICATION CO. LIMITED
STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31, 2004	December 31, 2003
Sales, net	$16,885,334	$9,015,198
Cost of sales	14,591,794	7,681,591

Gross profit	2,293,540	1,333,608

General and administrative expenses	671,990	498,894

Income from operations	1,621,550	834,714

Other (Income) Expense
Interest income	(3,911)	(4,490)
Loss on disposal of fixed assets	0	91
Other expense	9,195	4,561
Interest expense	547	234

Total Other (Income) Expense	5,831	395

Income before income taxes	1,615,719	834,319

Provison for income taxes	231,096	0

Net income	$1,384,623	$834,319

Net income per share (basic and diluted)
Basic	$5.72	$3.45
Diluted	$5.72	$3.45
See Accompanying Notes and Auditor’s Report

YIWU YONG XIN COMMUNICATION CO. LIMITED
STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31, 2004	December 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,384,623	$834,319

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,800	10,570
(Gain)/ loss on disposal of fixed assets	0	91
Decrease (Increase) in receivables	36,776	(296,116)
Decrease (Increase) in inventory	97,750	199,995
Decrease (Increase) in prepaid expenses	1,539	4,138
(Decrease) Increase in accounts payable and accrued expenses	(197,360)	368,260
(Decrease) Increase in income tax payable	96,297	0

Total Adjustments	47,802	286,938

Net cash provided by operations	1,432,425	1,121,257

CASH FLOWS FROM INVESTING ACTIVITIES
Proceed from sale of fixed assets	0	3,769
Purchase of furniture and equipment	(451)	(31,836)

Net cash (used in) investing activities	(451)	(28,067)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of note payable	0	14,762
Payments on loan from related parties	(1,439,900)	(847,000)
Payments on note payable	(4,758)	(1,534)

Net cash (used in) financing activities	(1,444,658)	(833,772)

Net change in cash and cash equivalents	(12,684)	259,417
Cash and cash equivalents at beginning of year	405,252	145,835

Cash and cash equivalents at end of year	$392,568	$405,252

Supplemental cash flows disclosures:
Income tax payments	$134,798	$0

Interest payments	$547	$234

See Accompanying Notes and Auditor’s Report

YIWU YONG XIN COMMUNICATION CO. LIMITED
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

	December 31, 2004	December 31, 2003
Registered share capital
Balance at beginning of year	$242,000	$242,000
Common stock issued	0	0

Balance at end of year	242,000	242,000

Statutory reserve
Balance at beginning of year	0	0
Additional reserve	70,379	0

Balance at end of year	70,379	0

Retained earnings (deficit)
Balance at beginning of year	(925,284)	(1,759,603)
Statutory reserve	(70,379)	0
Net income	1,384,623	834,319

Balance at end of year	388,960	(925,284)

Total stockholders’ equity at end of year	$701,339	($683,284)

See Accompanying Notes and Auditor’s Report

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note A — ORGANIZATION
Yiwu Yong Xin Communication Co., Limited, was legally established on July 18, 1997 under the laws of the Peoples’ Republic of China. When used in these notes, the terms “Company,” “we,” “our,” or “us” mean Yiwu Yong Xin Communication Co., Limited.
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Revenue from sales of products to customers is recognized upon shipment or when title passes to customers based on the terms of the sales, and is recorded net of returns, discounts and allowances.
Risks and Uncertainties
The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.
Contingencies
Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.
If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.
Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include collectibility of accounts receivable, accounts payable, sales returns and recoverability of long-term assets.
Allowance for Doubtful Accounts
We have made an allowance for doubtful accounts for trade receivables based on a combination of write-off history, aging analysis, and any specific known troubled accounts.
Fixed Assets
Property and equipment are stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, or the remaining term of the lease, as follows:

Furniture and Fixtures	5 years
Equipment	5 years
Computer Hardware and Software	5 years
Automobile	5 to 10 years
Fair Value of Financial Instruments
Our Company measures its financial assets and liabilities in accordance with GAAP. For certain of the Company’s financial instruments, including accounts receivable (trade and related party), notes receivable and accounts payable (trade and related party), and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts owed for long-term debt and revolving credit facility also approximate fair value because interest rates and terms offered to the Company are at current market rates.
Exchange Gain (Loss):
During the year ended December 31, 2004 and 3003, the transactions of the Company were denominated in foreign currency and were recorded in Chinese Yuan Renminbi (CNY) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Translation Adjustment
As of December 31, 2004 and 2003, the transactions of the Company and its financial statements were expressed in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity.
As of December 31, 2004 and 2003 the exchange rates between CNY and the USD was CNY$1=USD$0.1210. The weight-average rate of exchange between CNY and USD was CNY$1 = USD$0.1210.
Statement of Cash Flows
In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.
Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with initial maturities of three months or less to be cash equivalents.
Inventory
Inventory is valued at the lower of cost or market. Cost is determined on the weighted average method. As of December 31, 2004 and 2003, inventory consisted solely of finished goods.
Advertising
Advertising costs are expensed in the year incurred.

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Income Taxes
Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.
Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in SFAS No. 109, “Accounting for Income Taxes.” As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.
Earnings Per Share
The Company uses SFAS No. 128, “Earnings Per Share,” for calculating the basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share are computed similar to basic earnings per share except that the denominator is increased to include common stock equivalents, if any, as if the potential common shares had been issued.
New Accounting Pronouncements
In January 2003, The Financial Accounting Standards Board (FABB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN46”). This interpretation of Accounting Research Bulletin No. 51, requires companies to consolidate the operations of all variable interest entities (“VIE’s”) for which they are the primary beneficiary. The term “primary beneficiary” is defined as the entity that will absorb a majority of expected losses, receive a majority of the expected residual returns, or both. This interpretation was later revised by the issuance of Interpretation No. 46R (“FIN 46R”). The revision was issued to address certain implementation issues that had arisen since the issuance of the original interpretation and to provide companies with the ability to defer the adoption of FIN46 to period after March 15, 2004. The implementation of FIN No. 46 and FIN 46R, had no material impact on the Company’s financial statements.
In September 2004, the EITF Issue No. 04-08, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share.” (“EITF 04-08”) was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. EITF 04-08 is effective for reporting periods ending after December 15, 2004. The adopted EITF 04-08 will have no material impact on the Company’s financial statements.

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), which replaces SFAS No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”) and supercedes APB Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values, beginning with the first interim or annual period after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a new rule that amends the compliance date of SFAS 123R, requiring the Company to adopt SFAS 123R in the first quarter of fiscal 2006. The new rule does not change the accounting required by SFAS 123R, it only changes the date for compliace. The pro forma disclosures previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition. Under SFAS 123R, The Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption options. Under the retroactive options, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company is evaluating the requirements of SFAS 123, and it expects that the adoption of SFAS 123R will have no material impact on the Company’s financial statements.
In May 2005, FASB issued FASB Statement 154, “Accounting Changes and Error Corrections — a replacement of APB Opinion No. 20 and FASB Statement No. 3” (“FAS 154”). FAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. The provisions of FAS 154 require, unless impracticable, retrospective application to prior periods’ financial statements of (1) all voluntary changes in accounting principles and (2) changes required by a new accounting pronouncement, if a specific transition is not provided. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate, which requires prospective application of the new method. FAS 154 is effective for all accounting changes made in fiscal years beginning after December 15, 2005.
Note C — CASH
The Company maintains its cash balances at various banks in China. The Company limits its exposure to credit loss by depositing its cash and cash equivalents with financial institutions in the PRC which are believed by management to be of high quality and financially secure. As of December 31, 2004 and 2003 approximately $388,484 and $397,146, respectively, was uninsured in the PRC banks.

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note D — FIXED ASSETS
Fixed assets consist of the following:

	2004	2003
Office equipment	31,781	31,330
Automobile	73,133	73,133

	$104,914	$104,463

Accumulated depreciation	(64,499)	(51,698)

	$40,415	$52,764

Note E — INCOME TAXES
The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.
Income tax provision for the year ended December 31, 2004 and 2003:

	2004	2003
Provision for PRC Income and Local Taxes	$231,096	$0

PRC Income Tax Rate	33%	33%

Note F — RELATED PARTY TRANSACTION
Throughout the history of the Company, certain members of the Board of Directors, stockholders and general management have made loans to the Company to cover operating expenses or operating deficiencies. The Company has also loaned money to relatives and associates of the major stockholder of the Company. These amounts do not bear interest and are not collateralized.
At December 31, 2003 the Company had a non interest-bearing loan from a shareholder of the Company in the amount of $1,439,900. This amount was repaid during 2004.

YIWU YONG XIN COMMUNICATION CO., LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 and 2003
Note G — COMMITMENTS
Operating Lease
The Company leases various office facilities under operating leases that terminate on various dates. Rental expense for these leases consisted of $25,298 and $29,766, repectively for the years ended December 31, 2004 and 2003. The Company has future minimum lease obligations as follows as of December 31, 2004:
Year ending

2005	$769

Total	$769

Note H — DEBTS
At December 31, 2004 and 2003, the Company had a secured notes payable to a bank in China, interest at 4.941% per annum, due on August 12, 2006 in the amount of $8,470 and $13,228, repectively.
Note G — FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.
The carrying amounts of the Company’s long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.

China 3C Group
(Formerly Known As Sun Oil & Gas Corp., A Development Stage Company)
UNADUTED PROFORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
AS OF SEPTEMBER 30, 2005

	Sun Oil &	Capital Future	Zhejiang Yong Xin	Hangzhou Wang Da	Yiwu Yong Xin	Pro Forma
	Gas Corp.	Developments Ltd.	Digital Tech. Co., Ltd.	Electronic Co., Ltd	Comm. Co., Ltd.	Adjustments		ProForma
CURRENT ASSETS
Cash	$0	$0	$1,238,000	$286,933	$503,420	(5)	100,000	$2,128,353
Receivables	0	0	0	13,157	821,156			834,313
Inventory	0	0	0	72,965	139,627			212,592
Prepaid expenses	0	0	0	274,749	417,990			692,739

TOTAL CURRENT ASSETS	0	0	1,238,000	647,804	1,882,193			3,867,997

NON-CURRENT ASSETS
Fixed assets	0	0	0	15,779	32,219			47,998
Deposit	0	0	0	413	508			921

TOTAL NON-CURRENT ASSETS	0	0	0	16,192	32,727			48,919

TOTAL ASSETS	$0	$0	$1,238,000	$663,996	$1,914,920			3,916,916

CURRENT LIABILITIES
Accounts payable and accrued expenses	$255,904	$0	$0	$112,589	$267,074	(2)(4)	(105,904)	529,663
Current portion, long term debt	0	0	0	5,004	4,854			9,858
Advanced receipts	0	0	0	178,049	0			178,049

TOTAL CURRENT LIABILITIES	255,904	0	0	295,642	271,928			717,570

Long-term debt, net of current portion	25,000	0	0	428	0	(4)	(25,000)	428

TOTAL LIABILITIES	280,904	0	0	296,070	271,928			717,998

STOCKHOLDERS’ EQUITY
Preferred stock	400	0	0	0	0	(3)	(400)	—
Common stock	32,264	50,000	1,210,000	60,500	242,000	(1)(5)(6)(7)(8)	(1,554,894)	39,870
Subscription receivable	0	(50,000)	0	0	0			(50,000)
Statutory reserve	0	0	0	0	70,379			70,379
Additional paid in capital	3,182,791	0	0	0	0	(1)(3)(5)(6)(7)(8)	(1,301,817)	1,880,974
Other comprehensive income	0	0	28,000	5,589	30,173			63,762
Retained earnings (defict)	(3,496,359)	0	0	301,837	1,300,440	(1)(2)(4)(6)	3,088,015	1,193,933

TOTAL STOCKHOLDERS’ EQUITY	(280,904)	0	1,238,000	367,926	1,642,992			3,198,918

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$0	$0	$1,238,000	$663,996	$1,914,920			3,916,916

NOTES TO UNADUTED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
     1. Basis for Pro Forma Presentation
The unaudited pro forma condensed combined financial statements of Sun Oil & Gas Corp., Capital Future Developments Ltd., Zhejian Yong Xin Digital Tech., Co., Ltd., Hangzhou Wang Da Electronic Co., Ltd. and Yiwu Yong Xin Comm. Co., Ltd. have been prepared on the basis of assumptions relating to the share exchange agreement between them and management’s best estimates.
     2. Pro Forma Adjustments
The following adjustments were necessary to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.

(1)	Common stock	1,562,500
	Additional paid in capital	3,182,791
	Additional paid in capital		1,562,500
	Retained deficit		3,182,791
	To record equity adjustments and reclassifications due to share exchange agreement

(2)	Administrative expenses	150,000
	Accrued expenses		150,000
	To record management’s estimate of expenses related to share exchange agreement

(3)	Additional paid in Capital		400
	Preferred Stock	400
	To record cancelation of Preferred Stock

(4)	Accounts payable	255,904
	Long-term debt	25,000
	Other income		280,904
	To record forgiveness of debt

(5)	Cash	100,000
	Common stock		1,000
	Additional paid in capital		99,000
	Record issuance of 1,000,000 shares for $100,000

(6)	Common stock		2,257
	Additional paid in capital		223,423
	Consulting fees	225,680
	To record consulting fees paid with stock

(7)	Common stock	30,651
	Additional paid in capital		30,651
	To record a reverse stock split 1 for 20

(8)	Common stock		35,000
	Additional paid in capital	35,000
	To record stock issued in reverse acquisition

China 3C Group
(Formerly Known As Sun Oil & Gas Corp., A Development Stage Company)
UNADUTED PROFORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2004

	Sun Oil &	Capital Future	Hangzhou Wang Da	Yiwu Yong Xin	Pro Forma
	Gas Corp.	Developments Ltd.	Electronic Co., Ltd	Comm. Co., Ltd.	Adjustments		ProForma
CURRENT ASSETS
Cash	$0	$0	$77,090	$392,568	(5)	100,000	$569,658
Receivables	0	0	34,520	572,916			607,436
Inventory	0	0	31,397	139,472			170,869
Loan receivable, related party	0	0	96,800	0			96,800
Prepaid expenses	0	0	74,963	13,411			88,374

TOTAL CURRENT ASSETS	0	0	314,770	1,118,367			1,533,137

NON-CURRENT ASSETS
Fixed assets	0	0	17,179	40,415			57,594
Deposit	0	0	1,275	0			1,275

TOTAL NON-CURRENT ASSETS	0	0	18,454	40,415			58,869

TOTAL ASSETS	$0	$0	$333,224	$1,158,782			$1,592,006

CURRENT LIABILITIES
Accounts payable and accrued expenses	$112,801	$0	$21,152	$448,973	(2)(4)	37,199	$620,125
Current portion, long term debt	0	0	4,713	4,998			9,711
Due to related party	0	0	248,413	0			248,413

TOTAL CURRENT LIABILITIES	112,801	0	274,278	453,971			878,249

Long-term debt, net of current portion	25,000	0	4,109	3,472	(4)	(25,000)	7,581

TOTAL LIABILITIES	137,801	0	278,387	457,443			885,830

STOCKHOLDERS’ EQUITY
Preferred stock	400	0	0	0	(3)	(400)	0
Common stock	32,264	1	60,500	242,000	(1)(5)(6)(7)(8)	(294,895)	39,870
Subscription receivable	0	(1)	0	0	(1)	1	0
Statutory reserve	0	0	0	70,379			70,379
Additional paid in capital	3,182,791	0	0	0	(1)(3)(5)(6)(7)(8)	(2,561,817)	620,974

Retained earnings (defict)	(3,353,256)	0	(5,663)	388,960	(1)(2)(4)(6)	2,944,912	(25,047)

TOTAL STOCKHOLDERS’ EQUITY	(137,801)	0	54,837	701,339			706,176

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$0	$0	$333,224	$1,158,782			$1,592,006

NOTES TO UNADUTED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
DECEMBER 31, 2004
     1. Basis for Pro Forma Presentation
The unaudited pro forma condensed combined financial statements of Sun Oil & Gas Corp., Capital Future Developments Ltd., Hangzhou Wang Da Electronic Co., Ltd. and Yiwu Yong Xin Comm. Co., Ltd. have been prepared on the basis of assumptions relating to the share exchange agreement between them and management’s best estimates.
     2. Pro Forma Adjustments
The following adjustments were necessary to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.

(1)	Common stock	302,501
	Additional paid in capital		302,500
	Additional paid in capital	3,182,791
	Subscription receivable		1
	Retained earnings		3,182,791
	To record equity adjustments and reclassifications due to share exchange agreement

(2)	Administrative expenses	150,000
	Accrued expenses		150,000
	To record management’s estimate of expenses related to share exchange agreement

(3)	Additional paid in Capital		400
	Preferred Stock	400
	To record cancelation of Preferred Stock

(4)	Accounts payable	112,801
	Long-term debt	25,000
	Other income		137,801
	To record forgiveness of debt

(5)	Cash	100,000
	Common stock		1,000
	Additional paid in capital		99,000
	Record issuance of 1,000,000 shares for $100,000

(6)	Common stock		2,257
	Additional paid in capital		223,423
	Consulting fees	225,680
	To record consulting fees paid with stock

(7)	Common stock	30,651
	Additional paid in capital		30,651
	To record a reverse stock split 1 for 20

(8)	Common stock		35,000
	Additional paid in capital	35,000
	To record stock issued in reverse acquisition